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                                                                      EXHIBIT 99

                                    NASDAQ SYMBOL: BVCC
                                    Web Site:  www.bayviewcapital.com
                                    Contacts:  David A. Heaberlin
                                               (650) 312-7272


FOR IMMEDIATE RELEASE


December 21, 1998


                     BAY VIEW CAPITAL ANNOUNCES $90 MILLION
                          CAPITAL SECURITIES ISSUANCE

  Bay View Capital Corporation (the "Company") today announced the issuance of $90 million of 9.76% Cumulative Capital Securities (the "Trust Preferred Securities" or the "Securities") of Bay View Capital I (the "Trust") with a liquidation value of $25 per share. The Securities, which were sold in a public underwritten offering, will pay quarterly cumulative cash distributions. The Securities began trading today on the Nasdaq National Market under the trading symbol "BVCCP."

  The lead manager for the transaction was Dain Rauscher Wessels, a division of Dain Rauscher Incorporated. Co-managers were EVEREN Securities, Inc., Piper Jaffray Inc. and Sutro & Co. Incorporated.

  David A. Heaberlin, the Company's Executive Vice President and Chief Financial Officer commented, "This transaction essentially represents a pre-funding of our $50 million of Senior Notes which mature in June 1999. The Company expects the Securities to have the added benefit of largely qualifying as Tier 1 capital for regulatory reporting purposes if the Company becomes a bank holding company. While the Company is committed to maintaining Bay View Bank at "well-capitalized" status as defined by bank regulatory requirements, this transaction will also significantly augment Bay View Capital Corporation's capital levels in accordance with bank holding company regulatory requirements as demonstrated in the following table. The Company expects to aggressively pursue alternatives to mitigate the earnings dilution associated with this issuance, currently estimated at approximately 3 cents per diluted share for the first and second quarters of 1999 and 2 cents per diluted share for the third and fourth quarters of 1999."
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
                           -------------------------------------------------------------------------------------------------
                                                               Bay View Bank Capital Ratios
                           -------------------------------------------------------------------------------------------------
                                 Actual                  As Adjusted                  Well-                 Excess Capital
                              September 30,                  For                    Capitalized               As Adjusted
                                 1998                      Offering                 Requirement               For Offering
                           ----------------            ---------------            ---------------            ---------------
Leverage                        6.41%                       6.41%                      5.00%                         1.41%
Tier 1 risk-based               9.29%                       9.29%                      6.00%                         3.29%
Total risk-based               10.50%                      10.50%                     10.00%                         0.50%

                           -------------------------------------------------------------------------------------------------
                                                       Bay View Capital Corporation Capital Ratios
                           -------------------------------------------------------------------------------------------------
                                 Actual                  As Adjusted                  Well-                 Excess Capital
                              September 30,                  For                    Capitalized               As Adjusted
                                 1998                      Offering                 Requirement               For Offering
                           ----------------            ---------------            ---------------            ---------------
Leverage                       4.03%                       5.32%                      4.00%                         1.32%
Tier 1 risk-based              5.94%                       7.92%                      6.00%                         1.92%
Total risk-based               9.82%                      11.92%                     10.00%                         1.92%


  The Securities represent undivided beneficial interests in the Trust, which was established by the Company for the purpose of issuing the Securities. Proceeds of the offering will be invested by the Trust in junior subordinated debentures issued by the Company. The Company will use $50 million of the proceeds to repay its 8.42% Senior Notes upon their maturity in June 1999 and the balance for general corporate purposes. A copy of the prospectus may be obtained by contacting Dain Rauscher Wessels, Attn: Preferred Stock Desk, 60 South Sixth Street, Minneapolis, MN 55402.

  Bay View Capital Corporation is a diversified financial services holding company headquartered in San Mateo, California. Its business activities are concentrated in three principal areas: Bay View Bank, its Banking Platform; Bay View Acceptance Corporation, its Consumer Finance Platform; and Bay View Commercial Finance Group, its Commercial Finance Platform.

FORWARD-LOOKING STATEMENTS

       Certain statements included in this press release, in filings by the Company with the Securities and Exchange Commission, in other press releases or shareholder communications or in oral statements made with the approval of an authorized executive officer, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are subject to a number of risks and uncertainties. Any such forward-looking statements should not be relied upon as predictions of future events. Certain such forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "are expected to," "will," "will allow," "will continue," "will likely result," "should," "would be," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or similar expressions or the negative thereof or other variations thereof or comparable terminology, or by discussions of strategy, plans or

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intentions. In addition, all information included herein or therein with respect to projected or future results of operations, financial condition, financial performance or other financial or statistical matters constitute such forward-looking statements. Such forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and that may be incapable of being realized and in some instances are based on consensus estimates of analysts not affiliated with the Company. In that regard, the following factors, among others, could cause actual results and other matters to differ materially from those in such forward-looking statements: increases in defaults by borrowers and other loan delinquencies; increases in the provision for loan losses; failure by the Company to realize expected cost savings or revenue enhancements from the merger with America First Eureka Holdings, Inc. ("AFEH"); deposit attrition; customer loss or revenue loss; costs or difficulties related to the integration of the businesses of the Company and AFEH and their respective subsidiaries; the Company's ability to sustain or improve the performance of its subsidiaries; a delay or denial of approval of the Company's conversion to a bank holding company; the ability to identify suitable future acquisition candidates; changes in interest rates which may, among other things, adversely affect net interest margins, derivative positions and the level of prepayments on loans and mortgage-backed securities;
competition in the banking, financial services and related industries;
government regulation and tax matters; the outcome of pending or threatened legal or regulatory disputes and proceedings; credit and other risks of lending and investment activities; changes in conditions in the securities markets including the value of the Company's common stock; changes in regional and national business and economic conditions and inflation; and the inability to utilize net operating loss carryforwards acquired in conjunction with the Company's acquisition of EurekaBank; and unanticipated effects of Year 2000 on the Company and the economy. As a result of the foregoing, no assurance can be given as to future results of operations or financial condition or as to any other matters covered by any such forward-looking statements, and the Company wishes to caution investors not to rely on any such forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

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